Exhibit 99


                            CERTIFICATION PURSUANT TO
                               18 U.S.C. ss.1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



     In connection with the Annual Report of BUCS Financial Corp (the "Company") on Form 10-KSB for the year ended December 31, 2002 (the "Report") as filed with the Securities and Exchange Commission, we, Herbert J. Moltzan, President and Chief Executive Officer, and Matthew J. Ford, Chief Financial Officer, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Herbert J. Moltzan
-------------------------------------
Herbert J. Moltzan
President and Chief Executive Officer

March 28, 2003


/s/ Matthew J. Ford
-------------------------------------
Matthew J. Ford
Chief Financial Officer

March 28, 2003